MRU HOLDINGS INCORPORATED

Strictly Private and Confidential

Investor Presentation: PIPE Transaction

NASDAQ: UNCL

October 2007

Disclaimer and Disclosure Statement

This presentation contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about MRU Holdings, Inc. ("MRU" or the "Company") and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future.

Transaction Summary

- Transaction Type: PIPE
- Exchange/Symbol: NASDAQ/UNCL
- Size: 5.2 Million Shares
- Use of Proceeds: For General Corporate Purposes
- % Primary/Secondary: 100% Primary
- Expected Pricing: Week of October 29th
- Lead Placement Agent: Bear, Stearns & Co. Inc.
- Co-Placement Agent: Piper Jaffray & Co.

MRU HOLDINGS INCORPORATED

Investment Thesis

- Private student loan market expected to grow from $17 billion to $80+ billion by 2012–2013[1]
- Dramatic upheaval in structure of the industry in the past year
- Superior proprietary risk management and underwriting capabilities
- Tremendous opportunity for "direct-to-consumer" strategy due to open playing field and dramatic market growth
- MRU platform designed to meet needs of consumers and to acquire market share from incumbent players

(1) Source: National Center of Education Statistics and College Board, Trends in Student Aid 2006.

MRU HOLDINGS INCORPORATED

Market Opportunity

- Private student loan market expected to grow from $17 billion to $80+ billion by 2012–2013(1)
- MRU is fastest growing company in private student loan sector
  - Currently same size as First Marblehead in 2002/2003
  - Growing 200%+ per year
  - Massive application flow from MyRichUncle™ direct-to-consumer brand and private label channel—over $2.1 billion in application volume in 2007 YTD
  - Owns one of the largest proprietary databases of students developed from relationships with Embark.com, Princeton Review and STA Travel in past 9 months
  - Superior proprietary risk management and underwriting capabilities—focuses MRU as Super-Prime Player. Monetization of remaining application flow will catalyze business model
- Tremendous opportunity for "direct-to-consumer" strategy due to open playing field and dramatic market growth

(1) Source: National Center of Education Statistics and College Board, Trends in Student Aid 2006.

Senior Management Team

Executive	Position	Years of Experience	Prior Experience
• Ed McGuinn	Chairman and CEO	34	CEO of Automated Trading Systems, MD and Member of Fixed Income Committee at Lehman Brothers, Ernst & Young
• Raza Khan	President and Co-Founder	9	Founder of Silk Road Interactive
• Vishal Garg	CFO and Co-Founder	9	Founder and Managing Partner of 1/0 Capital and Schwendiman Technology Partners, Morgan Stanley, VZB Partners
• Jonathan Coblentz	Treasurer and Head of Capital Markets	15	Structured Finance groups of Fortress Investment Group, Goldman Sachs and Credit Suisse
• John Derham	Chief Marketing Officer	15	Advanta, Royal Bank of Scotland, Chase

MRU HOLDINGS INCORPORATED

Fastest Growing Company in Private Student Loan Sector

($ in millions)



MRU Loans Originated and Company Expectations
$700
600
500
400
300
200
100
0
$38.9
$154.4
$365.0
$235.0
$130.0
$630.0
+ 200% Annually
FY 2006
FY 2007
Current Year
FY 2009E

Source: SEC filings, various press releases, MRU Holdings.

- Over $320 million in student loans originated since inception
- On track for 100%+ origination growth in FY 2008
- Loan origination guidance: FY 2008: $365 million FY 2009: $630 million
- Does not include full monetization of incoming applications from high quality borrowers at non-approved schools

MRU HOLDINGS INCORPORATED

Corporate and Capital Market Milestones

September 2007	Launched Embark origination channel
June 2007	First securitization of $200 million of prime private loans
February 2007	Acquired Embark from The Princeton Review
March/April 2007	Partnered with The Princeton Review and STA Travel
October 2006	Listed on NASDAQ under symbol UNCL
May 2006	Began student advocacy position
May/June 2006	Launched Preprime and Federal student loan products
January 2006	$175 million credit facility with Merrill Lynch
May 2005	Launched MyRichUncle private loan platform
July 2004	Merged into NASDAQ listed company (MHOI)
1999 to 2004	Developed credit and origination model with data back to 1967

MRU HOLDINGS INCORPORATED

2006 Overall Education Funding Sources


($ in billions)
$231.2
$96.3 Billion
Funding Gap
$79.0
Personal/Family Funding
$17.3
Private Loans
$68.6
Federal Loans
$60.3
Grants
$6.0
Education Tax Benefits
Education Funding Sources

Source: National Center of Education Statistics and College Board, Trends in Student Aid 2006, Trends in College Pricing.

MRU HOLDINGS INCORPORATED

Projected Private Student Loan Volume and Growth

($ in billions)

- Demand is expected to increase further as more of the funding gap moves away from home equity and savings to private student loans. Private loan market only $6.2 billion in size in 2002, $17.3 billion in 2006, and is expected to grow to over $80 billion in 2013.


$100
80
60
40
20
0
$17.3
$80.0
25% CAGR
2005–06
2006–07
2007–08
2008–09
2009–10
2010–11
2011–12
2012–13

Source: National Center of Education Statistics and College Board, Trends in Student Aid 2006.

MRU HOLDINGS INCORPORATED

MRU Lends to Highest Socio-Economic Demographic within US Adult Population


% of US Adult Population by Education Levels
Graduate
10.0%
Bachelor's
18.0%
Associate's
9.0%
Some College
17.0%
High School
32.0%
< High School
14.0%

- MRU underwrites to top 28% of US population; targeting 4,000 out of total 6,500 schools, with 9 million students out of 15 million total student population
- College graduates are superior credit risk due to lower unemployment rates and higher income prospects
- Income up 6% annually over past 10 years—only segment of total US population experiencing income growth

Student Loans a Better Credit Risk—Low Unemployment Variability


8.0%
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
General Population
College Graduates
92 93 94 95 96 97 98 99 00 01 02 03 04 05

- College graduates fare better in good and bad economic cycles
- 3.5% variance in unemployment rates from high to low in general population
- 1.5% variance in unemployment rates from high to low for college graduates
- Superior performance in meeting payment obligations

MRU HOLDINGS INCORPORATED

MRU Loan Products

- Prime Private Loans
  - Students with strong co-borrowers or strong credit history
  - Strong future income prospects and repayment capacity
  - 80% are MyRichUncle/20% are from affinity partners
- Preprime™ Private Loans
  - Students with limited credit history attending top 10% of US colleges
  - High academic achievement
  - Extremely strong future income and repayment capacity
  - MRU manages portfolio on behalf of outside equity capital in $100 million warehouse facility
    - MRU receives 35% of total executed gain upon capital markets transaction
- Federal Loans
  - Marketed purely direct-to-consumer
  - One-stop financing solution for college, with low rates
  - Over 100 bps cheaper than other lenders
  - Generate customer loyalty and demand for add-on products

MRU HOLDINGS INCORPORATED

Proprietary Analytics + Tight FICO and Credit Standards


Traditional FICO-Based Credit Analytics Used by Other Lenders
MRU Proprietary Analytics
Extensive Verification of Income, Identity and Enrollment

Leads to Superior Loan Performance Over Time

- Weighted Average FICO: 719
- Average Loan Size: $15,100
- % Co-borrower: 65%
- % Graduate Students: 35%
- Weighted Average Cohort Default Rate: 2.21%
- % of Borrowers attending schools with <4% Cohort Default Rate: 90%
- MRU does not originate "No Documentation" loans
  - Among strongest verification and fraud processes in the industry
  - Only major lender performing granular Debt-to-Income analysis through patent-pending proprietary screens

MRU HOLDINGS INCORPORATED

Growth in Originations Will Fuel Future Profitability

- MRU to continue to gain market share
- Leverage powerful direct-to-consumer model
  - Reach consumers with competitively priced suite of loan products
  - 75% of customers have repeat borrowing needs
- Focus on discounting federal loans differentiates MRU
- MRU is conflict-free lender gaining credibility with students and parents
- Strategic partnerships with strong trust among student population
- Legislative changes to open formerly closed channels

MRU HOLDINGS INCORPORATED

New Strategic Partnerships

EMBARK beta

- Acquired from The Princeton Review
- Invented the online application for college
  - Allows for students to apply to multiple colleges through one application
  - Allows students to use information already on Embark.com to easily populate other forms (financial aid, scholarships)
- Provides full range of financing education and options at the time of admission via Embark.com

The Princeton Review

- Leading provider of test prep and educational services
  - Over 50% reach—More than two million applicants assisted by The Princeton Review each year
- Exclusive multi-year education financing partnership
- Exclusive right to market The Princeton Review's extensive database
- MyRichUncle innovative test prep loan

STA TRAVEL THE STUDENT EXPERIENCE

- World's largest student and youth travel company
  - More than 300 branches in 90 countries, including 70 in the US
  - Servicing 2.5 million students each year
- Aligns MRU with the 18 to 30 year-old market
- Distribution at retail for MRU products
- MyRichUncle innovative travel financing products

Loan Origination Volume Growth Continues

($ in millions)



Originations by Consecutive Quarter
Actual: $130M
Estimate: $100M
140
120
100
80
60
40
20
0
($M)
$47.4
$7.7
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Prime Private Loans
Preprime Private Loans
Federal Loans

Source: SEC filings, various press releases.

- Seasonal business with Q1 the busiest quarter
- Q1 08 to be largest volume quarter yet.
- Estimated $100 million. **Actual $130 million**
- Q1 08 will set baseline for next three months of origination levels

MRU HOLDINGS INCORPORATED

MRU's Business Model

- Primary revenue drivers
  - Origination fees earned on loans funded
  - Interest income
  - Premiums or NPV of residuals from securitization
  - Referral marketing fees
- Primary expenses
  - Marketing incurred to generate customer demand
  - Corporate expense
  - Costs to originate and process loans
  - Fees and expenses of capital markets transactions
  - Technology costs for new product development

MRU's Model Validated by Securitization Market

- First securitization of $200 million of prime private loans in June 2007
  - 83% of bonds rated AAA
- Sold loans to the trust at a premium
  - Raised pre-funding account to finance loans originated in July-September
- Excellent economics despite market besieged by sub-prime worries
  - Total economics: 13% of loan balance sold into trust, approximately 50% was cash
  - Expect to increase cash take-out in future transactions
- Highly competitive cost of funds
  - Comparable to long-standing issuers
  - No wrap; no external guarantee
- Opportunity for improved economics in future transactions

($ in millions)


Ratings and Use of Bond Proceeds Issued by MRU Securitization Trust
$200.0
$27.0
$35.2
$137.8
Reserve Account
Forward Purchase of MRU Prime Loans/ Pre-funding of Additional Loans
Initial Purchase of MRU Prime Loans/ Principal Balance
Use of Proceeds

MRU HOLDINGS INCORPORATED

Economies of Scale Benefits Future Securitization Revenue


Increase in Equity
1.96%
GAAP Gain on Sale
11.0%
Interest Spread 1.0%
Origination Fees
3.5%
NPV of Future
Interest Spread
8.5%
GAAP Economics as % of Loans Sold to Securitization Trust
Business Economics on First Securitization

Long-Term Economic Model (as % of Private Loans Originated)

- 13% of loans originated recognized as revenue in first securitization in June 2007
- Securitization revenue expected to increase to 15% from 13% due to more efficient risk-based pricing on assets and improvements in servicing fees

MRU HOLDINGS INCORPORATED

Liquidity

Prime Loans (Warehouse and Securitize Program)

Merrill Lynch ("ML")

- On January 23, 2006, MRU closed a $175 million, 1-year warehouse facility with ML
  - Current agreement provides ML with the right of first offer on up to $500 million in loan volume and for a period of 3 years until January 2009
- On September 28, 2007, MRU and ML amended the facility to reflect current market terms and allow a period of price discovery for a longer term renewal period
  - Lower advance rate, higher interest spread, renewal amount changed to $145 million
  - The facility is up for renewal on December 24, 2007, the second anniversary of the first signing date
- MRU estimates that the increased cost of financing would have the following impact:
  - Interest expense would have increased by approximately $450,000 in the prior fiscal year assuming a 50 bps increase in financing costs
  - Yield on private student loans securitized in June 2007 (13%) would have been reduced by 0.3%
- MRU expects to extend this facility with ML. ML owns a total of 1.9 million warrants of MRU's stock struck at between $3.50 and $3.80, of which approximately 50% vests upon renewal

Liquidity (cont.)

Prime Loans (Warehouse and Securitize Program)

Major European Financial Institution

- On September 26, 2007, MRU signed a termsheet with a major European bank for a $200 million, 5-year warehouse facility
- Closing expected in October 2007, subject to final documentation and due diligence

Investment/Commercial Banks

- MRU has received and is expecting additional termsheets from a number of investment and commercial banks for an additional warehouse facility in the size of $150–250 million
- Terms are more competitive or as competitive as current ML facility
- Expect to close an additional facility with one or more of these parties in the next 60 days

Residual Financing

- On October 22, 2007, MRU issued a note of $11.2 million pledged against the book value of its residual interest from its 2007-A securitization. As a result of this transaction, MRU has over $20 million in cash and cash equivalents
  - Effective cash out of deal of 107 on cost basis of 96
  - Confirmation of value of residual
  - Enables further financing of residual going forward

MRU HOLDINGS INCORPORATED

Economies of Scale in Costs Increase As Volume Grows

- Costs expected to decrease to 10.5% from 20% over the next 18 months


Costs as % of Private Loans Originated
20.0%
2.0%
5.0%
2.0%
11.0%
10.5%
1.5%
2.0%
2.0%
5.0%
Start-up Cost Structure
(FY2007)
Future Expected Cost Structure
(FY2009)
Long Term Customer Acquisition Cost
Origination & Customer Service Cost
Corporate Overhead
Future Product Development

MRU HOLDINGS INCORPORATED

Large Untapped Opportunity in Current Loan Applicant Base

- MRU attracts a large amount of applicants that currently do not fit its underwriting criteria which would be eligible for other financing products or student loans from other competitors
- The value of the application flow and product cross-sell to this borrower base would dramatically change the operational leverage in the business and drive significant cash flow
- MRU hopes to generate significant value from these customers in the coming years by both increasing its pool of funded applicants through leverage provided by its superior credit analytics as well as new product development aimed at fully monetizing the user base

Investment Thesis

- Private student loan market expected to grow from $17 billion to $80+ billion by 2012–2013
- Dramatic upheaval in structure of the industry in the past year
- Superior proprietary risk management and underwriting capabilities
- Tremendous opportunity for "direct-to-consumer" strategy due to open playing field and dramatic market growth
- MRU platform designed to meet needs of consumers and to acquire market share from incumbent players

MRU HOLDINGS INCORPORATED

Appendix

MRU Capital Structure

Shares (6/30/07)	
Common Stock	25,714,393
Convertible Preferred	8,257,575
Primary	33,971,968
Warrants Outstanding	6,555,292
Options Outstanding	4,954,814
Fully Diluted	45,482,074

Market Cap (at $5.00 Treasury Stock Method)	$200 million
Stock Symbol	UNCL
Exchange	NASDAQ Global Market
Added to Russell Microcap Index	June 2007
First $200M securitization	June 2007

MRU HOLDINGS INCORPORATED

MRU HOLDINGS INCORPORATED

Strictly Private and Confidential

Investor Presentation: PIPE Transaction

NASDAQ: UNCL

October 2007